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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of Earliest Event Reported): May 11, 2001

                             Main Street Banks, Inc.
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               (Exact Name of Registrant as Specified in Charter)


 Georgia                           000-25128                    58-2104977
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(State of                     (Commission File No.)            (IRS Employer
Incorporation)                                               Identification No.)

                   676 Chastain Road, Kennesaw, Georgia 30144
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          (Address of Principal Executive Offices, including Zip Code)

                                 (770) 422-2888
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              (Registrant's Telephone Number, including Area Code)

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                  (Former Name, if Changed Since Last Report)

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Item 5. Other Events.

      On January 25, 2001, Main Street Banks, Inc. completed its acquisition of Walton Bank & Trust Company, which was accounted for as a pooling of interests. This Current Report on Form 8-K is being filed to reflect supplemental consolidated financial statements, selected financial data and management's discussion and analysis of financial condition and results of operations as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 restated to include the financial results of Walton Bank & Trust Company. Upon the filing of Main Street Banks, Inc.'s Form 10-Q as of and for the three months ended March 31, 2001 with the Securities and Exchange Commission, the audited supplemental consolidated financial statements, selected financial data and management's discussion and analysis of financial condition and results of operations, appearing herein, will become the historical consolidated financial statements and data of Main Street Banks, Inc.

Item 7. Financial Statement and Exhibits.

(c) Exhibits

    23.1 Consent of Ernst & Young LLP concerning the Supplemental Consolidated Financial Statements of Main Street Banks, Inc.

    23.2 Consent of Mauldin & Jenkins, LLC concerning the financial statements of Walton Bank & Trust Company and First Sterling Banks, Inc.

    23.3 Consent of Porter Keadle Moore, LLP concerning the financial statements of Georgia Bancshares, Inc.

    99.1 Supplemental Consolidated Financial Statements as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000

    99.2  Supplemental Selected Financial Data

    99.3 Supplemental Management's Discussion and Analysis of Financial Condition as of December 31, 2000 and 1999 and Results of Operations for each of the three years in the period ended December 31, 2000

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2001                        MAIN STREET BANKS, INC.


                                    By: /s/ Edward C. Milligan
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                                       Edward C. Milligan
                                       President and Chief Executive Officer